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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

NOVEMBER 30, 2004

PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-25717 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)
1100 Louisiana, Suite 4400, Houston, Texas (Address of principal executive offices)		77002 (Zip Code)
(832) 204-2700 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information contained in this Item 7.01 and the exhibit hereto is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

A press release containing information regarding our current production, operating cost and capital expenditure outlook for fiscal year 2005 was issued on November 30, 2004 and is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

This information contained in this Item 9.01 is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

  (c)
  Exhibits.

  99.1
  Press Release dated November 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

PETROHAWK ENERGY CORPORATION
Date: December 2, 2004	By:	/s/ Shane M. Bayless Shane M. Bayless Vice President-Chief Financial Officer and Treasurer

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  Item 7.01 Regulation FD Disclosure
  Item 9.01 Financial Statements and Exhibits
SIGNATURES